                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2004

                            TOMAHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                        0-9483                 95-3502207
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                         240 West 35th Street, Suite 402
                               New York, NY 10001
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 563-3523

                              211 West Wall Street
                              Midland, Texas 70701
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

The Reverse Acquisition
-----------------------

On February 27, 2004, pursuant to an Agreement and Plan of Reorganization,
Tomahawk Industries, Inc. acquired Sparta Commercial Services, LLC, a Delaware limited liability company.

Under the terms of the agreement, Tomahawk acquired all of the outstanding membership interests in Sparta in exchange for 629,874,626 shares of the common stock of Tomahawk in a transaction viewed as a reverse acquisition. Tomahawk had an authorized capital of 200,000,000 shares and 56,637,228 shares issued and outstanding, and issued the remaining 143,362,772 shares to Sparta; accordingly, the balance of the shares due to Sparta members will be issued upon completion of an increase in Tomahawk's authorized capital or completion of a reverse split of the outstanding shares. The shares issued to the Sparta members constitute approximately 91.75% percent of the outstanding shares of Tomahawk. Tomahawk intends to change its name to Sparta Commercial Services, Inc.

In connection with the acquisition, the managing member of Sparta, Anthony
Havens, was appointed a director of Tomahawk. Mr. Havens was also appointed
President, Secretary and Treasurer. The former directors and officers of
Tomahawk resigned as of the acquisition date.

The plan of organization was adopted, ratified and approved by the Board of
Directors of Tomahawk, and by the Board of Managers of Sparta and by the Sparta
members.

The source of the consideration used by the Sparta members to acquire their respective interests in Tomahawk was the exchange of 100% of the outstanding membership interest of Sparta pursuant to the plan of reorganization.

The basis of the "control" by the Sparta members is stock ownership. The following table contains information regarding stockholdings of Tomahawk's current director, executive officer, and those persons or entities who beneficially own five percent or more of Tomahawk's common stock, after taking into account the completion of the plan of reorganization, and after giving effect to and assuming that Tomahawk has 686,511,854 shares issued and outstanding after the completion of the acquisition.

                                                Amount and Nature   Percent
                                                of Beneficial       of
Name                                            Ownership           Class
----                                            ---------           ------

Anthony Havens, President and Director (1)(2)   185,279,325         27%
Kristin Srb (1)(3)                              185,279,325         27%
Glenn A. Little                                 40,000,000          5.85%

-----
(1)  Beneficial ownership is estimated. The Sparta members agreed to allocate among the Sparta members the shares received pursuant to the acquisition in accordance with a formula dependent on the post-transaction closing stock price of Tomahawk. Accordingly, the precise amount of shares beneficially owned by such individuals is subject to adjustment.
(2)  Includes beneficial ownership of 500,000 shares held in his minor son's trust account.
(3)  Includes beneficial ownership of 500,000 shares held in his minor daughter's name.

Glenn A. Little was the former principal stockholder of Tomahawk. Prior to the completion of the plan of reorganization, Mr. Little owned 40,000,000 shares, or
71%, of Tomahawk's then issued and outstanding shares of common stock.

Sparta also entered into a consulting agreement for business and financial services with Glenn A. Little. The agreement is for a term of one year. Mr.
Little received a fee of $100,000 pursuant to the consulting agreement.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The Reverse Acquisition
-----------------------

On February 27, 2004, pursuant to an Agreement and Plan of Reorganization,
Tomahawk Industries, Inc. acquired Sparta Commercial Services, LLC, a Delaware limited liability company. See Item 1 of this Report.

The consideration exchanged under the acquisition was negotiated at "arms length" between the directors and executive officers of Tomahawk, Sparta and the
Sparta Members. The Board of Directors of Tomahawk used criteria used in similar proposals involving Tomahawk in the past, including the relative market value of the assets of Tomahawk as a publicly-held vehicle; its present and past business operations; the future potential of Sparta; its management; and the potential benefit to the stockholders of Tomahawk. The Board of Directors determined that the consideration for the exchange was reasonable under these circumstances.

No director, executive officer or person who may be deemed to be an affiliate of
Tomahawk had any direct or indirect interest in Sparta prior to the completion of the acquisition.

Tomahawk, through its wholly-owned subsidiary, Sparta, intends to continue the business operations conducted by Sparta.

About Sparta
------------

Sparta Financial Services, LLC is a Delaware limited liability company, founded in 2001 for the purpose of capitalizing on the growth of the motorcycle industry, and, in particular, the opportunities in the financial services sector of that industry. Sparta had no significant active business operations prior to the acquisition. Sparta will need to obtain a bank credit line or similar financing prior to actively conducting substantive business operations.

Sparta's primary focus will be to act as an originator and indirect lender for retail installment loan and lease financing for the purchase or lease of new and used motorcycles (specifically 500cc and higher) and utility-oriented 4-stroke all terrain vehicles (ATVs). Sparta's business plan is intended to fill a void in the retail motorcycle industry for a full-service financial resource.
Sparta's business model is designed to generate revenue from several sources:

     o    Retail installment loans and leases;
     o    Portfolio management services;
     o    Remarketing of off-lease and repossessed vehicles; and
     o    Ancillary products and services, such as gap insurance and extended warranties.

Sparta proposes to use strict credit parameters to evaluate loan and lease applicants by implementing a two-tiered process that analyzes not only the creditworthiness of prospective borrowers and leaseholders but also the value of the underlying collateral--an expertise that Sparta believes can be applied best by motorcycle enthusiasts like Anthony Havens, the founder of Sparta, and other senior management of Sparta. Sparta intends to subjectively evaluate loans and leases for impairment on a continuing basis using a disciplined approach field-tested by management. Sparta's business model assumes that it can reduce its portfolio risk in part by maintaining prime-to-subprime credit ratings in the ratio of 70/30 or better. Sparta believes that this hybrid prime/subprime ratio is conservative.

Sparta intends to provide both indirect loans and lease financing for motorcycles and 4-stroke ATVs. Sparta will introduce its program directly to dealers on a state-by-state basis.

Sparta intends to require its customers to obtain insurance at Sparta's required limits. Continuous insurance is critical, and Sparta intends to quickly repossess a vehicle if coverage lapses. Sparta intends to utilize an automated portfolio services system that includes an insurance coverage tracking feature.
Sparta may also retain the service of an insurance tracking company which, on
Sparta's behalf, tracks policies. Lapsed or cancelled policies will be covered by the VSI and gap insurance.

Sparta plans to carry skip, gap and Vendor Single Interest insurance on every vehicle, to protect Sparta's assets should the person who is financing or leasing a motorcycle, and/or the motorcycle itself, disappear. Gap insurance covers a lessee's motorcycle that is stolen or wrecked, where the lessee's insurance is not adequate to cover Sparta's payoff to the bank that holds the lien on the equipment. Sparta plans to carry gap insurance on all manufacturers'
brands, except Harley-Davidson, for which Sparta will be self-insured. Vendor
Single Interest insurance replaces the insurance that a customer should have had
(but did not) in the face of loss and damages. Should the insurance payoff be inadequate to cover Sparta's exposure, Sparta will apply to its gap insurance to seek the difference.

Motorcycle financing is not a niche that is easily understood and, consequently, it is overlooked by many lending sources. Although Sparta competes for installment purchase customers with commercial banks, savings and loans, credit unions, consumer financing companies and manufacturers' finance subsidiaries,
Sparta believes that most of these lenders are inexperienced with respect to the motorcycle business and are therefore reluctant to expand in this area.

Sparta's operations are subject to extensive supervision and regulation under federal, state and local laws, rules and regulations. In addition, Sparta is required to obtain and maintain certain licenses and qualifications in the states in which it operates, and is subject to laws, rules and regulations in each such state. Sparta intends to build a nationwide program, which will require licensing in 40+ states. License applications will be initially prepared for Arizona, California, Florida, Nevada, and Texas, which are among the highest volume states in the U.S. motorcycle market.

Sparta is also subject to numerous federal laws, including the Truth In Lending
Act, the Consumer Leasing Act, the Federal Equal Credit Opportunity Act, Fair
Credit Reporting Act, the Consumer Credit Protection Act, the Fair Debt
Collection Practices Act and the rules and regulations promulgated thereunder, and certain rules of the Federal Trade Commission. These laws require Sparta to provide certain disclosures to prospective installment purchasers and lessees, prohibit misleading advertising, and protect against discriminatory financing or unfair credit practices.

Sparta's success depends to a significant extent upon the efforts and abilities of its founder, Anthony Havens, and the management team assembled by him.

The following table sets forth the names and positions of the current and proposed directors and executive officers of Sparta.

Name                   Age      Position with the Company
----                   ---      -------------------------
Anthony L. Havens       50      Chief Executive Officer, President and Chairman
Steven C. Jason         43      Proposed Chief Operating Officer
Sandra L. Ahman         40      Vice President and Secretary

Anthony L. Havens, Chief Executive Officer, President and Chairman. Mr. Havens
has been the Managing Member and Chief Executive Officer of Sparta since its inception in 2001. He is involved in all aspects of Sparta's operations, including providing strategic direction, and developing sales and marketing strategies. From 1994 to the present, Mr. Havens has been Chief Executive
Officer and a director of AML. He co-founded American Motorcycle Leasing Corp.
in 1994, and developed its operating platform and leasing program to include a portfolio which includes both prime and sub-prime customers. Mr. Havens has over
20 years of experience in finance and investment banking.

Steven C. Jason, Proposed Chief Operating Officer. Steven Jason is the proposed
Chief Operating Officer, who, it is intended, would be responsible for all day to day operating activities of Sparta, contemplated after the close of the offering. From 1994 to 2002, Mr. Jason served as Vice President of Auto Loan
Servicing for Superior Bank FSB where he oversaw origination and servicing functions on over $1 billion in auto loan originations. Mr. Jason joined
Superior in 1994 after the bank acquired his prior company, Greater New York
Auto Leasing, Inc. From 1990 to 1992, Mr. Jason was President of Impact Leasing
Services Corp, a third party lease and loan servicer where his clients included the Resolution Trust Corporation. Mr. Jason has been employed in the automobile finance and leasing industry since 1981. Mr. Jason has served on the Board of
Directors of the NY Chapter of the National Vehicle Leasing Association and the
national Board of Directors of the National Auto Finance Association. He
graduated with a B.A. in Economics from the State University of New York at
Albany.

Sandra L. Ahman, Vice President and Secretary. Sandra Ahman is the proposed Vice
President of Operations and Secretary. She is one of the original employees and has hands-on management experience and knowledge of all areas of Sparta. From
1994 to 2004, she was Vice President of Operations of American Motorcycle
Leasing Corp. Prior to joining American Motorcycle Leasing Corp., Ms. Ahman was with Chatham Capital Partners, Ltd. Before joining Chatham in 1993, she was
Manager, Human Resources for Comart and Aniforms, a sales promotion and marketing agency in New York, where she worked from 1986 to 1993. For the past
10 years, Ms. Ahman has been an active volunteer with The Children's Aid Society in New York City. She is the Chairperson of its Associates Council, a membership of 500 committed volunteers.

Sparta does not presently have a written employment agreement with any of its employees. Sparta reserves the right to enter into written employment agreements with our executive officers and other employees for their services at competitive compensation rates, including bonuses and other benefits, including issuance of stock options, as may be determined by the Board of Directors.

Sparta presently has three management employees, all of whom presently work on a part-time basis.

Sparta is not a party to, and none of our property is subject to, any pending or actual threatened legal or governmental proceedings.

We presently sublease office facilities and equipment pursuant to a service agreement with American Motorcycle Leasing Corp.

Our offices are located at: 240 West 35th Street, Suite 402, New York, New York
10001, telephone: 212-563-3523.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS.

As a result of the completion of the acquisition, described in Item 1 above,
Glenn A. Little and Matthew Blair resigned as the directors and/or executive officers of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The financial statements for the acquired business are not available at this time. The required financial statements and pro forma financial statements will be filed as soon as practicable, by amendment to this Form 8-K, no later than 60 days after the date this initial report on Form 8-K must have been filed.

(b) Pro forma financial information.

See response to Item 7(a).

(c) Exhibits.

Exhibit Number            Description of Exhibit
--------------            ----------------------
2                         Agreement and Plan of Reorganization

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOMAHAWK INDUSTRIES, INC.

Date:  March 1, 2004
                                        By:   /s/ Anthony Havens
                                           -------------------------------
                                              Anthony Havens, President